UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:
 x       Preliminary Information Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
/ /      Definitive Information Statement

                                 STRATABASE.COM
                                ----------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
      x     No fee required

     / /    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

       (1) Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid: none

      Fee paid previously with preliminary materials. N/A

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party:

       (4)  Date Filed:

                                 STRATABASE.COM
                           34595 3rd Avenue, Suite 101
                         Abbotsford, BC, Canada V2S.8B7
                            ________________________

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14c-2 THEREUNDER
                            ________________________

              NO VOTE OR OTHER ACTION OF THE COMPANYS STOCKHOLDERS
           IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY
                           __________________________

         This Information Statement is furnished to holders of shares of common stock, par value $.001 per share (the "Common Stock"), of Stratabase.com (the "Company"). The purpose of this Information Statement is to notify stockholders that on May 9, 2001 the Company received written consent (the "Written Consent") from the Board of Directors (the "Board") and certain principal stockholders of the Company (identified in the Section entitled "Voting Securities and Principal Holders Thereof") holding 5,904,772 shares of Common Stock, representing 79.6% of the total issued and outstanding Common Stock, agreeing to amend and restate the terms of the Company's Articles of Incorporation (the "Restated Articles"). The purpose of the Restated Articles is to (1) change the name of the Company and (2) change the Company's authorized capital stock to enable the Board to issue "blank check" preferred stock.

         The Board believes that the terms of the Restated Articles are beneficial to the Company. The full text of the Restated Articles is attached as Annex I to this Information Statement.

         This Information Statement is being mailed on or about May __, 2001 to stockholders of record on May 9, 2001 (the "Record Date"). The Restated Articles will become effective upon the Company's filing of the Restated Articles with the Secretary of State of the State of Nevada, which is anticipated to take place on or about June ___, 2001 (the "Effective Date").

         Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $15,000, which will be paid by the Company. As of May 9, 2001, 7,418,372 shares of Common Stock were issued and outstanding.

                     THE RESTATED ARTICLES OF INCORPORATION

         General

         The Company is currently authorized to issue twenty five million (25,000,000) shares of Common Stock, $0.001 par value per share. As of the date of this Information Statement, 7,418,372 shares are issued and outstanding. The Company is not currently authorized to issue any class or series of preferred stock. The Board believes that it is in the best interests of both the Company and its stockholders to create a class of Preferred Stock as a part of the Company's capital stock. The Preferred Stock shall be "blank check" preferred stock, whose rights, designations and preferences shall be determined at the sole discretion of the Board.

         Additionally, the Restated Articles provides for a change in the Company's name, to eliminate the ".com" suffix, thereby positioning the Company as not necessarily associated with the Internet field. Such change is deemed suitable and more appropriate in the current technology market.

         The Restated Articles has been approved by the Board and the stockholders holding more than 79.6% of the outstanding shares. The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, not to proceed with the filing of the Restated Articles with the Secretary of State of the State of Nevada if, at any time prior to such filing, the Board, in its sole discretion, determines that the terms of the Restated Articles are no longer in the best interests of the Company and its stockholders.

         Vote Required; Manner of Approval

         Approval to amend and restate the current Articles of Incorporation of the Company under the Nevada General Corporation Law (the "GCL") requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has no class of voting stock outstanding other than the Common Stock.

         Section 78.320 of the GCL and the By-Laws of the Company provide in substance that, unless the Company's Articles of incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the GCL, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

         In accordance with the GCL, the affirmative vote on the Restated Articles of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the Restated Articles.

                  Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the Restated Articles cannot take effect until 20 days after this Information Statement is sent to the Company's stockholders. As mentioned earlier, the Restated Articles will become effective upon its filing with the Secretary of State of Nevada which is anticipated to be on or about May ___, 2001, 20 days after the mailing of this Information Statement.

         Purposes and Effects of the Changes

         The principal purpose of the changes to the Restated Articles is to increase the future marketability of the Company's Stock. Currently, the Stock is listed on the Over-the-Counter Bulletin Board.

         In the opinion of the Board, the creating another class of stock, preferred stock, would render the Company more attractive when attempting to receive financing. Accordingly, the Board approved the Restated Articles with the expectation that the changes to the authorized share capital of the Company will increase the favorability of the Company in the eyes of potential investors, who will know that when purchasing Company's stock they are getting shares to which more rights are attached than to the Common Stock.

         The Board has the authority to cause authorized but unissued shares of Common Stock to be issued for any proper corporate purpose without further action by the stockholders. The Company has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the authorized but unissued shares of Common Stock, except in connection with a potential future offering of shares of Common Stock. The Board does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of the Company and its then existing stockholders. Any future issuance of Common Stock may be subject to the rights of holders of any preferred stock, which the Company may issue in the future.

         In addition, the Restated Articles provides for the change in the Company's name, to eliminate the ".com" suffix, thereby positioning the Company as not necessarily associated with the Internet field. Such change is deemed suitable and more appropriate in the current technology market.


         Preferred Stock

         The Restated Articles creates a new class of preferred stock and also grants the Board "blank check" authority, i.e. - the capability to determine the preferred stock's rights, preferences, privileges and restrictions, including dividend rights, conversion rights, voting rights and terms of redemption, redemption price or prices, liquidation preferences and the number of shares constituting any series or the designation of such series, without any further vote or action by the stockholders. The issuance of the preferred stock may have the effect of delaying, deferring, or preventing a change in control of the Company without further action by the stockholders. The issuance of preferred stock with voting and conversion rights may adversely effect the voting power of the holders of Common Stock, including the loss of voting control to others. Prior to the Effective Date, the Company is not authorized to issue any class or series of preferred stock.

After the Effective Date, the Company will have one million (1,000,000) shares of preferred stock available for issuance.

         The management of the Company has concluded that the ability for the Company to issue Preferred Stock is desirable as it will provide the Company with increased potential to conduct equity based financing and acquisitions in the future. Having the capability to issue preferred stock will enable the Company, as the need may arise, to take timely advantage of market conditions and the availability of favorable acquisition opportunities without the delay and expense associated with the holding of a special meeting or soliciting the consent of its stockholders at the time such additional shares are needed. Unless required by law, by regulatory authorities, or by rules of any stock exchange or automated quotation system on which the Company's securities are now listed, no further vote of stockholders will be required for any such issuance of shares of preferred stock.

         The availability for issuance of shares of Preferred Stock also could enable the Board to render more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer or other business combination directed at the Company. For example, the issuance of shares of preferred stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party attempting to obtain control of the Company. The Company is not aware of any attempt, whether formal or informal, to acquire a controlling interest in the Company. Moreover, the Company has no present plan or intention to utilize the additional shares of preferred stock as an anti-takeover device.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

                  The stockholders executing the Written Consent were Trevor Newton, Mary Martin, Fred Coombes and New Horizons LP. As of the Record Date, there were 7,418,372 shares of Common Stock issued and outstanding, each share having one vote. Trevor Newton, the President, Secretary, Treasurer, Chairman of the Board and Chief Operating and Executive Officer, is the owner of 2,710,400 shares, or 36.5% of the issued and outstanding share capital. Mary Martin is the owner of 1,282,072 shares, or 17.3% of the issued and outstanding share capital. Fred Coombes, who is the Vice President of Corporate Development and a director, is the owner of 1,012,300 shares, or 13.6% of the issued and outstanding share capital. New Horizons LP is the owner of 900,000 shares, or 12.1% of the issued and outstanding share capital.

         The Record Date for the actions set forth herein was determined to be the date on which it was most practicable to obtain shareholder record ownership status from the Company's transfer agent nearest to the date of filing this Information Statement.

    Security Ownership of Certain Beneficial Owners, Directors and Management

         Set forth below is a table showing, as of the date hereof, the number of shares of stock owned beneficially by (i) each person owning more than 5% of the outstanding shares of stock, (ii) each director of the Company, (iii) each officer and key management personnel of the Company and (iv) all officers and directors as a group.

The percentage provided in the percent of class column is based on 7,739,837 shares of common stock issued and outstanding as of May 5, 2001, including 321,465 vested stock options to purchase the Company's common stock.


 Officers, Directors,
    5% Shareholder                No. of Shares          Beneficial Ownership %

Trevor Newton                       2,710,400                     35.02%
c/o Stratabase.com
34314 Marshall Road
Abbotsford, B.C.
V25 112 Canada

Mary Martin                         1,352,072     (1)             17.47%
248 West Park Avenue
Long Beach, NY 11561

Fred Coombes                        1,042,300     (2)             13.47%
c/o Stratabase.com
34314 Marshall Road
Abbotsford, B.C.
V25 112 Canada

John Tarves                            25,000               Less than 1%
c/o Stratabase.com
34314 Marshall Road
Abbotsford, B.C.
V25 112 Canada

New Horizons LP*                      900,000                     11.63%
248 West Park Avenue
Long Beach, NY  1151

All Directors and
executive officers as a
Group (3 persons)**
                                    3,777,700  (2)                48.81%


* The general partner and a minority limited partner of New Horizons LP is Joe MacDonald, who is married to Mary Martin.
** These shares are attributed to Trevor Newton, Fred Coombes and John Tarves.

     (1) Includes 70,000 options to purchase common stock at $0.50 per share, all of which are vested. The number indicated above does not include the shares owned by New Horizons LP, all of which Ms. Martin disclaims beneficial ownership.

     (2) Includes 30,000 shares of common stock owned by Mr. Coombes' daughters, Candice Coombes, Mackenzie Coombes and Carley Coombes.

The persons or entities named in this table, based upon the information they have provided, have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

As of May 5, 2001, there were 7,418,372 shares of Common Stock outstanding and approximately 130 holders of record.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of the Company's Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The names, ages and positions of all directors, executive officers and key management employees of the Company as of May 5, 2001 are listed below, followed by a brief account of their business experience during the past five years.

Name                  Age        Position
----                  ---        --------
Trevor Newton         31         President, Secretary, Treasurer, Chairman of
                                 the Board of Directors, Chief Operating and
                                 Executive Officer

Fred Coombes          47         Vice President of Corporate Development and
                                 Director

John Tarves           46         Director


            TREVOR NEWTON, since the Company's incorporation to the present has been the Company's President, Secretary, Treasurer, Chairman of the Board of Directors, Chief Operating and Executive Officer. Mr. Newton oversees all aspects of operations and business development for the Company. Mr. Newton graduated from Simon Fraser University in 1993 with a Masters Degree in Economics, and from the University of Victoria in 1991 with a Bachelor of Science degree in Economics. From 1994 to 1995 Mr. Newton taught Economics and Statistics at the University College of Fraser Valley, and from February 1996 until October 1996, Mr. Newton was a registered representative with a broker-dealer. From October 1996 until 1999, Mr. Newton was employed at Stockscape.com, a publicly traded financial website which has published dozens of financial newsletters and delivered financial information, such as stock quotes and news, to its users 24 hours a day. His responsibilities at Stockscape.com included the overseeing of all aspects of operations such as programming, content development, technical infrastructure and marketing.

            FRED COOMBES, since the Company's inception to the present, has been one of the Company's Directors and since January 20, 1999, to the present the Company's Vice-President of Corporate Development. Since 1987 to the present, Mr. Coombes has also acted as the President of Co-ab Marketing, Ltd., an investor and corporate relations firm. Presently, he devotes himself full time to the Company's affairs.

         JOHN TARVES has been one of the Company's Directors since the Company's incorporation. Since 1979, Mr. Tarves has been a secondary school teacher in the Chichester School District in Boothwyn, Pennsylvania. He is a member of the school district's Technology Leadership Team and has initiated an internet usage program in the classroom. Mr. Tarves has a B.A. degree from St. Francis College (Loretto, PA) and an M.A. degree from Fairfield University (Fairfield, CT.).

            Directors

            The Company's directors have been elected to serve until the next annual meeting of stockholders and until their successor(s) have been elected and qualified, or until death, resignation or removal.

         Certain Relationships and Related Transactions

            During the 2000 fiscal year, the Company paid management fees of $60,000 to Mr. Newton, the Chairman, President, Chief Operating and Executive Officer, Secretary and Treasurer, and $36,000 to Mr. Coombes, the Vice President of Corporate Development. During the 1999 fiscal year, Mr. Newton received $55,000 in management fees. This was the only cash compensation received by such individuals from the Company. The Company has no employment or any similar agreements with the foregoing individuals.

         Section 16(a) Beneficial Ownership Reporting Compliance

            Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they filed.

To the Company's knowledge, based solely on the Company's review of Forms 3 (Initial Statement of Beneficial Ownership of Securities), Forms 4 (Statement of Changes in Beneficial Ownership) and Forms 5 (Annual Statement of Changes in Beneficial Ownership) furnished to the Company with respect to the fiscal year ended December 31, 2000, no persons failed to file any such form in a timely manner, except that a Form 4 which was filed by Mr. Coombes one day late.

         Committees and Meetings of the Board of Directors

         The Company currently does not have a standing audit committee, nominating committee or compensation committee of its Board or other committees performing similar functions.

         During the fiscal year 2000, the Company's Board held meetings or took action by unanimous written consent of the Board of Directors three times. All the members of the Board participated in such meetings or actions.


                             EXECUTIVE COMPENSATION

The following table sets forth information with respect to compensation we paid for the years ended December 31, 2000 and 1999 to our Chief Executive Officer. No executive officer received an aggregate salary, bonus and other compensation which exceeded $100,000 during the years ended December 31, 2000 or 1999.

Summary of Annual Compensation

Name and                                 Year ended              Year ended
Principal Position                    December 31, 2000       December 31, 1999
-------------------                   -----------------       -----------------
Trevor Newton, Chairman of
the Board, President, Secretary,
Treasurer and Chief Operating and
Executive Officer                          $60,000                 $55,000


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

----------------------------- -------------------------- -------------------- --------------- ------------------------
                                Number Of Securities      Percent Of Total
                               Underlying Options/SARs      Options/SARs
                                     Granted (#)             Granted To        Exercise or
                                         (b)                Employees In        Base Price
            Name                                             Fiscal Year          ($/Sh)          Expiration Date
            (a)                                                  (c)               (d)                  (e)
----------------------------- -------------------------- -------------------- --------------- ------------------------
Trevor Newton, President,
Secretary, Treasurer,
Chairman of the Board of              400,000/0                32%/0%             $0.50            July 1, 2010
Directors, Chief Operating
and Executive Officer
----------------------------- -------------------------- -------------------- --------------- ------------------------


               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTIONS/SAR VALUES

------------------------------------ ------------------- -------------------- -------------------- -------------------
                                                                                   Number Of
                                                                                  Unexercised           Value Of
                                                                                  Securities          Unexercised
                                                                                  Underlying          In-The-Money
                                                                                Options/SARs At      Option/SARs At
                                      Shares Acquired                             FY-End (#)           FY-End ($)
                                        On Exercise        Value Realized        Exercisable/         Exercisable/
               Name                         (#)                  ($)             Unexercisable       Unexercisable
                (a)                         (b)                  (c)                  (d)                 (e)
------------------------------------ ------------------- -------------------- -------------------- -------------------
Trevor Newton, President,
Secretary, Treasurer, Chairman of
the Board of Directors, Chief               -0-                 $-0-               400,000/0         $237,200/$-0-
Operating and Executive Officer
------------------------------------ ------------------- -------------------- -------------------- -------------------

                                       9


                      INTEREST OF CERTAIN PERSONS IN OR IN
                 OPPOSITION TO MATTERS TO BE ACTED UPON MATTERS

         No director, executive officer, associate of any director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Restated Articles which is not shared by all other stockholders.


                                  OTHER MATTERS

         The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company's voting stock.

                  IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE RESTATED ARTICLES, PLEASE CONTACT:

     Trevor Newton
     STRATABASE.COM
     34595 3rd Ave., Suite 101
     Abbotsford, BC, Canada V2S.8B7
     Telephone number: (604) 504-5811




                                           By order of the Board of Directors of
                                           STRATABASE.COM

                                           Trevor Newton, President and Chief
                                           Executive Officer

                                    RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                                 STRATABASE.COM

Stratabase.com, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law ofthe State of Nevada (the "GCL"), does hereby certify:

         FIRST: That the date of filing of the Corporation's original Articles of Incorporation with the Secretary of State of the State of Nevada was November 18, 1998. The original Articles of Incorporation was amended by the Certificate Amending Articles of Incorporation filed with the Secretary of State on May 19, 1999.

         SECOND: This Restated Articles of Incorporation (the "Articles") has been adopted pursuant to Sections 78.315 and 78.320 of the GCL and restates and amends the provisions of the Articles of Incorporation of the Corporation.

         THIRD: That the Board of Directors of the Corporation (the "Board") adopted resolutions dated May 5, 2001 proposing and declaring advisable the amendment and restatement of the Articles of Incorporation, that such amendment and restatement of the Articles of Incorporation was approved by written consent of a majority of the stockholders of the Corporation dated as of May 9, 2001 pursuant to Section 78.320 of the GCL, and that such resolutions so approved by the Board and a majority of the stockholders of the Corporation read as follows:

         RESOLVED, that the text of the Articles of Incorporation be amended and restated to read in its entirety as follows:

                                       I.

The name of the corporation is Stratabase (the "Corporation").

                                      II.

The address of the Corporation's registered office in the State of Nevada is 6100 Niel Road
Suite 500
Reno, NV 89511

The name of its registered agent at
such address is The Corporation Trust Company of Nevada.

                                      III.

The total number of shares of stock which the Corporation shall have authority to issue is Twenty Six Million (26,000,000), consisting of Twenty Five Million (25,000,000) shares of common stock, $.001 par value per share (the "Common Stock"), and One Million (1,000,000) shares of preferred stock, $.001 par value per share (the "Preferred Stock").

The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designation, relative rights, preferences or limitations, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (the "Board"), subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board being hereby expressly vested with authority to adopt any such resolution or resolutions. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination or fixing of the following:

(i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board;

(ii) The dividend rate of such series, the conditions and time upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of Stock or series thereof, or any other series of the same class, and whether such dividends shall be cumulative or non-cumulative;

(iii) The conditions upon which the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

(iv) Whether or not the shares of the series shall be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(v) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

(vi) Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(vii) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or upon the distribution of assets of the Corporation; and

(viii) Any other powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the Board may deem advisable and as shall not be inconsistent with the provisions of this Articles of Incorporation.

The holders of shares of the Preferred Stock of each series shall be entitled to receive, when and as declared by the Board, out of funds legally available for the payment of dividends, dividends (if any) at the rates fixed by the Board for such series before any cash dividends shall be declared and paid or set apart for payment, on the Common Stock with respect to the same dividend period.

The holders of shares of the Preferred Stock of each series shall be entitled, upon liquidation or dissolution or upon the distribution of the assets of the Corporation, to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation.

                                      IV.

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

                                       V.

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition and regulation of the powers of the Corporation and of its directors and stockholders:

1. The business and affairs of the Corporation shall be managed by or under the direction of the Board.

2. The Board is expressly authorized to adopt, make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

3. The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation or as permitted under the General Corporation Law of the State of Nevada ("GCL").

4. In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Articles of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not be adopted.

                                      VI.

     A. No person who is or was a director of the Corporation shall be personally liable to the Corporation for monetary damages for breach of fiduciary duty as a director unless, and only to the extent that, such director is liable (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 78.037 of the GCL or any amendment thereto or successor provision thereto, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to, repeal or adoption of any provision of the Articles of incorporation inconsistent with this article shall apply to or have any effect on the liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of any inconsistent provision. If the GCL is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the GCL as so amended.

     B. The Corporation is authorized to provide indemnification of agents (as defined in the GCL) for any breach of duty to the Corporation and its stockholders through Bylaws provisions, through agreements with the agents, and/or through stockholder resolutions, or otherwise, in excess of the indemnification otherwise permitted by Chapter 78, as amended, of the GCL, subject to the limitations on such excess indemnification set forth in the GCL.

     C. Any amendment, repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VII in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

                                      VII.

     A. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     B. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such other court shall deem proper.

     C. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections (A) and (B) of this Article VII, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     D. Any indemnification under Sections (A) and (B) of this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections (A) and (B). Such determination shall be made (i) by the Board of the Corporation by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Corporation.

     E. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation authorized in this Article VII. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of the Corporation deems appropriate.

     F. The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article VII shall not be deemed exclusive of any other rights to- which those seeking indemnification or advancement of expenses may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

   G. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the GCL.

     H. For purposes of this Article VII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     I. For purposes of this Article VII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article

                                      VII.

     J. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.



                                     VIII.

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Articles of Incorporation, in a manner now or hereafter prescribed by the laws of the State of Nevada at the time in force; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Articles of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this
Article VIII.

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


                                       IX

The period of duration of the Corporation shall be perpetual.



IN WITNESS WHEREOF, the Corporation has caused this Restated Articles of Incorporation to be signed by Trevor Newton, its President, this _____ day of _______ 2001.



                                             By: _____________________
                                                 Name: Trevor Newton
                                                 Title: President



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